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Exhibit No. 10.9
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Ground Lease Extension-Provo
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                           AIRPORT GROUND LEASE
                             EXTENSION OF TERM

   This agreement, made and entered into this   day of June, 1993, between
PROVO CITY CORPORATION, as Lessor, and ALPINE AVIATION, INC., as Lessee, is a modification of that certain AIRPORT GROUND LEASE AGREEMENT dated the 15th of October, 1987, between the said Lessor and Lessee.

For and in consideration of extensive repairs to the aircraft parking ramp on leased property and on adjacent City property, at Lessee's own expense, the benefit of which will ultimately rebound to the benefit of lessor, under the terms of the lease, lessor hereby grants to the Lessee a six year extension of the lease period beyond that granted in the original lease. All other terms and conditions of the original lease are to remain unchanged, and are hereby ratified.

Dated the day and year above written at Provo, Utah.

                                       LESSOR
                                       PROVO CITY CORPORATION

ATTEST:                                BY: /s/
                                           ---------------------------------
                                           Michael R. Hill, Mayor
/s/
    -----------------------------
    Marilyn T. Perry,
    City Recorder                      LESSEE

                                       BY:  /s/
                                            --------------------------------
                                            Eugene R. Mallette, CEO
                                            Alpine Aviation, Inc.
STATE OF UTAH   )
                 :ss
COUNTY OF UTAH  )

On the __________ day of ___________________________, 19_____, personally appeared before me ______________________________________ who being duly sworn, did say that he is the _________________________________________ of
______________________________________________, a corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of a resolution (or bylaws) of its Board of Directors, and said person acknowledged to me that said corporation executed the same

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                                                 NOTARY PUBLIC